INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

18. INCOME TAXES

        The following is a summary of U.S. and non-U.S. provisions for current and deferred income taxes (dollars in millions):

	Year ended December 31,
	2012	2011	2010
Income tax expense (benefit):
U.S.
Current	$52	$7	$(23)
Deferred	129	69	45
Non-U.S.
Current	51	63	41
Deferred	(53)	(26)	(23)

Total	$179	$113	$40

        The following schedule reconciles the differences between the U.S. federal income taxes at the U.S. statutory rate to our provision (benefit) for income taxes (dollars in millions):

	Year ended December 31,
	2012	2011	2010
Income from continuing operations before income taxes	$559	$370	$184

Expected tax expense at U.S. statutory rate of 35%	$196	$130	$64
Change resulting from:
State tax expense (benefit) net of federal benefit	15	7	(4)
Non-U.S. tax rate differentials	1	6	(16)
Effects of non-U.S. operations	(1)	8	22
U.S. domestic manufacturing deduction	(8)	—	—
Unrealized currency exchange gains and losses	11	(5)	(6)
Effect of tax holidays	(12)	(1)	2
U.S. foreign tax credits, net of associated income and taxes	(21)	(4)	—
Tax authority audits and dispute resolutions	5	4	(16)
Change in valuation allowance	(14)	(19)	(22)
Other, net	7	(13)	16

Total income tax expense	$179	$113	$40

        On September 8, 2009, we announced the closure of our Australia styrenics operations. U.S. tax law, under our relevant facts, provides for a deduction on investments that are "worthless" for U.S. tax purposes. Therefore, during 2012, 2011, and 2010, we recorded tax benefits of $3 million, $2 million and $28 million, respectively, in discontinued operations related to the closure of and the cumulative U.S. investments in our Australia styrenics business.

        We operate in 42 non-U.S. tax jurisdictions, and there is no specific country where our operations earn a predominant amount of our off-shore earnings. While the vast majority of these countries have income tax rates that are lower than the U.S. statutory rate, the operating losses we incur in some of our non-U.S. jurisdictions mitigate the amount of tax rate benefit we would otherwise realize from these tax rate differentials.

        During 2012, we were granted a tax holiday for the period from January 1, 2012 through December 31, 2016 with respect to certain income from products manufactured by our Pigments segment in Malaysia. We are required to make certain investments in order to enjoy the benefits of the tax holiday, and we intend to make these investments.

        The components of income from continuing operations before income taxes were as follows (dollars in millions):

	Year ended December 31,
	2012	2011	2010
U.S.	$494	$255	$38
Non-U.S.	65	115	146

Total	$559	$370	$184

        Components of deferred income tax assets and liabilities were as follows (dollars in millions):

	December 31,
	2012	2011
Deferred income tax assets:
Net operating loss and AMT credit carryforwards	$819	$895
Pension and other employee compensation	288	254
Property, plant and equipment	69	77
Intangible assets	33	35
Foreign tax credits	113	82
Other, net	106	140

Total	$1,428	$1,483

Deferred income tax liabilities:
Property, plant and equipment	$(524)	$(515)
Pension and other employee compensation	—	(25)
Other, net	(88)	(107)

Total	$(612)	$(647)

Net deferred tax asset before valuation allowance	$816	$836
Valuation allowance	(745)	(768)

Net deferred tax asset	$71	$68

Current deferred tax asset	$51	$40
Current deferred tax liability	(39)	(29)
Non-current deferred tax asset	229	163
Non-current deferred tax liability	(170)	(106)

Net deferred tax asset	$71	$68

        We have net operating loss carryforwards ("NOLs") of $2,893 million in various non-U.S. jurisdictions. While the majority of the non-U.S. NOLs have no expiration date, $1,327 million have a limited life (of which $1,127 million are subject to a valuation allowance) and $17 million are scheduled to expire in 2013 (all of which are subject to a valuation allowance). We had no NOLs expire unused in 2012.

        Included in the $2,893 million of non-U.S. NOLs is $860 million attributable to our Luxembourg entities. As of December 31, 2012, there is a valuation allowance of $222 million against these net tax-effected NOLs of $247 million. Due to the uncertainty surrounding the realization of the benefits of these losses, we have reduced substantially all of the related deferred tax asset with a valuation allowance.

        Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of businesses and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future.

        During 2012, we released valuation allowances of $24 million on a portion of our net deferred tax assets in China, in certain U.S. states and in Luxembourg, and we established valuation allowances of $23 million on certain net deferred tax assets in the U.S., India and Indonesia.

        Primarily as a result of a cumulative history of operating profits, we released certain valuation allowances in China and in certain U.S. state tax jurisdictions of $9 million and $2 million, respectively. Additionally, a partial valuation allowance release was recognized in Luxembourg for $12 million as a result of significant changes in estimated future taxable income resulting from changed circumstances.

        During 2012, we amended certain prior year U.S. federal income tax filings and claimed $31 million of additional U.S. foreign tax credits. Due to uncertainty regarding our ability to actually utilize these credits before they expire in 2015, we established a partial valuation allowance of $21 million against the incremental deferred tax asset.

        During 2011, we released valuation allowances of $27 million on certain net deferred tax assets in France and Spain (as a result of recent profitability in our Pigments business), Singapore (as a result of a cumulative history of operating profits), Australia (as a result of discontinuing the unprofitable portion of the business operations in that country) and Luxembourg (as a result of restructuring our internal treasury activities such that a portion of the deferred tax assets is more likely than not to be realized). During 2010, we released valuation allowances of $20 million on certain net deferred tax assets, principally in Australia (as a result of discontinuing the unprofitable portion of the business operations in that country) and Luxembourg (as a result of restructuring our internal treasury activities such that a portion of the deferred tax assets is more likely than not to be realized).

        Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods.

        The following is a summary of changes in the valuation allowance (dollars in millions):

	2012	2011	2010
Valuation allowance as of January 1	$768	$813	$861
Valuation allowance as of December 31	745	768	813

Net decrease	23	45	48
Foreign currency movements	7	(30)	1
(Decrease) increase to deferred tax assets with an offsetting (decrease) increase to valuation allowances	(16)	4	(27)

Change in valuation allowance per rate reconciliation	$14	$19	$22

Components of change in valuation allowance affecting tax expense:
Pre-tax income (losses) in jurisdictions with valuation allowances resulting in no tax expense or benefit	$13	$(3)	$2
Releases of valuation allowances in various jurisdictions	24	27	20
Establishments of valuation allowances in various jurisdictions	(23)	(5)	—

Change in valuation allowance per rate reconciliation	$14	$19	$22

        The following is a reconciliation of our unrecognized tax benefits (dollars in millions):

	2012	2011
Unrecognized tax benefits as of January 1	$39	$43
Gross increases and decreases—tax positions taken during a prior period	15	(3)
Gross increases and decreases—tax positions taken during the current period	9	3
Decreases related to settlements of amounts due to tax authorities	(3)	—
Reductions resulting from the lapse of statutes of limitation	(3)	(4)
Foreign currency movements	—	—

Unrecognized tax benefits as of December 31	$57	$39

        As of December 31, 2012 and 2011, the amount of unrecognized tax benefits which, if recognized, would affect the effective tax rate is $37 million and $31 million, respectively.

        In accordance with our accounting policy, we continue to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.

	Year ended December 31,
	2012	2011	2010
Interest expense included in tax expense	$(1)	$5	$1
Penalties expense included in tax expense	—	—	—

	December 31,
	2012	2011
Accrued liability for interest	$10	$13
Accrued liability for penalties	1	2

        We conduct business globally and, as a result, we file income tax returns in U.S. federal, various U.S. state and various non-U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
China	2001 and later
France	2002 and later
India	2004 and later
Italy	2008 and later
Malaysia	2003 and later
Switzerland	2006 and later
The Netherlands	2007 and later
United Kingdom	2009 and later
United States federal	2011 and later

        Certain of our U.S. and non-U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.

        We estimate that it is reasonably possible that certain of our non-U.S. unrecognized tax benefits could change within 12 months of the reporting date with a resulting decrease in the unrecognized tax benefits within a reasonably possible range of $1 million to $19 million. For the 12-month period from the reporting date, we would expect that a substantial portion of the decrease in our unrecognized tax benefits would result in no corresponding benefit to our income tax expense.

        During 2012, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, Hong Kong, Thailand and Japan. During 2011, we concluded and effectively settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, Australia, China, France and Germany. During 2010, we concluded and settled tax examinations in the U.S. (both federal and various states) and various non-U.S. jurisdictions including, but not limited to, Belgium, Spain, Indonesia, Thailand and the U.K.

        For non-U.S. entities that were not treated as branches for U.S. tax purposes, we do not provide for income taxes on the undistributed earnings of these subsidiaries as earnings are reinvested and, in the opinion of management, will continue to be reinvested indefinitely. The undistributed earnings of foreign subsidiaries that are deemed to be permanently invested were approximately $215 million at December 31, 2012. It is not practicable to determine the unrecognized deferred tax liability on those earnings. We have material inter-company debt obligations owed by our non-U.S. subsidiaries to the U.S. We do not intend to repatriate earnings to the U.S. via dividend based on estimates of future domestic cash generation and our ability to return cash to the U.S. through payments of inter-company debt owned by our non-U.S. subsidiaries to the U.S. To the extent that cash is required in the U.S., rather than repatriate earnings to the U.S. via dividend, we expect to utilize our inter-company debt. If any earnings were repatriated via dividend, we would need to accrue and pay taxes on the distributions.